                                    EXHIBIT 10.7

                                   BIOLABS, INC.
                               A NEW YORK CORPORATION

                         WARRANT TO PURCHASE SHARES OF THE
                        COMPANY'S COMMON STOCK, NO PAR VALUE


                             WARRANT  NO. BIOLABS 00-001

       THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION UNDER SUCH ACT AND THE RULES AND REGULATIONS THEREUNDER.

Void after March 31, 2004 (unless         Warrant To Purchase 50,000
earlier exercised or extended under         Shares of Common Stock
the circumstances described herein)         Dated:  March 31, 2000

                           WARRANT CERTIFICATE REPRESENTING
                         WARRANTS TO PURCHASE COMMON STOCK OF
                                     BIOLABS, INC.

       FOR VALUE RECEIVED, BioLabs, Inc., a corporation organized and existing under the laws of New York (the "Company"), hereby certifies that the holder identified on the final page (the "Holder") of this Warrant (the "Warrants", and each right to purchase a share of Common Stock, a "Warrant") is entitled, subject to the terms set forth below, at any time or from time to time hereafter, but not later than March 31, 2004, unless earlier exercised or extended, to purchase from the Company fully paid and nonassessable shares of Common Stock in the amount set forth above. These Warrants and all rights hereunder, to the extent such rights shall not have been exercised, shall terminate and become null and void at 5:00 p.m., New York time, on March 31, 2004, unless earlier exercised or redeemed under the circumstances described herein.

                                     DEFINITIONS

       The terms defined below, whenever used in this Warrant, shall have the respective meanings hereinafter specified. Whenever used in this Warrant, any noun or pronoun shall be deemed to include both the singular and plural and to cover all genders.

       "Assignment" means the form of Assignment appearing at the end of this Warrant.

       "Common Stock" means the Company's authorized Common Stock, $.0001 par value.

       "Commission" means the United States Securities and Exchange Commission, or any other Federal agency then administering the Securities Act.

       "Exchange Act" means the Securities Exchange Act of 1934, as amended, and any similar or successor U.S. federal statute, and the rules and regulations of the Commission (or its successor) thereunder, all as the same shall be in effect at the time.

       "Exercise Period" means the period commencing on the date hereof and terminating at 5:00 p.m., New York time, on March 31, 2004, unless otherwise extended or earlier terminated as herein permitted.

       "Exercise Price" means the price per share of Common Stock set forth in Section 1A hereof, as such price may be adjusted from time to time pursuant to Section 1.

       "Form of Subscription" means the Form of Subscription appearing at the end of this Warrant.

       "Holder" means the person in whose name this Warrant is registered on the books of the Company maintained for such purpose.

       "Securities Act" means the Securities Act of 1933, as amended, or any similar U.S. Federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

            SECTION 1. EXERCISE OF WARRANTS: TERM; EXERCISE PRICE;
                         ADJUSTMENTS OF EXERCISE PRICE

       1.1.   EXERCISE OF WARRANTS.  Subject to the conditions of this
Section 1, the holder of any Warrant at the holder's option may exercise such holder's rights under all or any part of the Warrants to purchase shares of the Company's Common Stock (the "Warrant Shares") at a price (the "Exercise Price") at any time on or after the date hereof equal to Five dollars and Seventy-Five Cents ($5.75) per share, subject to adjustment as hereinafter provided.

       1.2. SUBDIVISION OR COMBINATION OF STOCK. In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased. The holder shall be entitled to twenty (20) days notice of any change in the Exercise Price pursuant to this Section 1.2.

       1.3. CHANGES IN COMMON STOCK. If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or sale, transfer or other disposition of all or substantially all of its properties to another corporation, shall be effected, then, as a condition of such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition, lawful and adequate provision shall be made whereby each holder of Warrants shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions herein specified and in lieu of the shares of the Common Stock of the Company immediately theretofore issuable upon exercise of the Warrants, such shares of stock, securities or properties, if any, as may be issuable or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore issuable upon exercise of the Warrants had such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of each holder of Warrants to the end that the provisions hereof (including without limitation provisions for adjustment of the Exercise Price) shall thereafter be applicable, as nearly equivalent as may be practicable in relation to any shares of stock, securities or properties thereafter deliverable upon the exercise thereof. The Company shall not effect any such consolidation, merger, sale, transfer or other disposition, unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing or otherwise acquiring such properties shall assume, by written instrument executed and mailed or delivered to the holders of Warrants at the last address of such holders appearing on the books of the Company, the obligation to deliver to such holders such shares of stock, securities or properties as, in accordance with the foregoing provisions, such holders may be entitled to acquire. The above provisions of this subparagraph shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, transfers, or other dispositions. The holder shall be entitled to twenty (20) days notice of any change in the capital stock of the Company or any merger, acquisition or similar transaction pursuant to this Section 1.3.

       1.4. NOTICE OF ADJUSTMENT. Upon any adjustment of the Exercise Price, then and in each such case the Company shall promptly obtain the opinion of a firm of independent certified public accountants (which may be the regular auditors of the Company) of recognized national standing selected by the Company's Board of Directors, which opinion shall state the Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares of Common Stock issuable upon Exercise of the Warrant or Warrants held by each holder of Warrants, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. The good faith determination of the Board of Directors shall be final and binding with respect to any adjustment required hereunder.

       1.5. CERTAIN EVENTS. If any event occurs as to which in the opinion of the Board of Directors of the Company the other provisions of Section 1 hereof are not strictly applicable or if strictly applicable would not fairly protect the conversion rights of the holders of the Warrants in accordance with the essential intent and principles of such provisions, then such Board of Directors shall appoint a firm of independent certified public accountants (which may be the regular auditors of the Company) of recognized national standing, which shall give their opinion upon the adjustment, if any, on a basis consistent with such essential intent and principles, necessary to preserve, without dilution, the rights of the holders of the Warrants. Upon receipt of such opinion by the Board of Directors, the Company shall forthwith make the adjustments described therein; PROVIDED, HOWEVER, that no such adjustment shall have the effect of increasing the Exercise Price as otherwise determined pursuant to
Section 1 hereof except in the event of a combination of shares of the type contemplated in Section 3 and then in no event to an amount larger than the exercise price as adjusted pursuant to Section 3.

       1.6. PROHIBITION OF CERTAIN ACTIONS. The Company will not (i) authorize or issue, or agree to authorize or issue, any shares of its capital stock of any class preferred as to dividends or as to the distribution of assets upon voluntary or involuntary liquidation, dissolution or winding-up of the Company otherwise than for full and fair consideration paid or delivered to the Company concurrent with any such issuance; or (ii) take any action which would result in any adjustment of the Exercise Price if the total number of shares of Common Stock issuable after such action upon exercise of all of the Warrants would exceed the total number of shares of Common Stock then authorized by the Company's Certificate of Incorporation.

       1.7. STOCK TO BE RESERVED. The Company will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issue upon the exercise of Warrants as herein provided, such number of shares of Common Stock as shall then be issuable upon the exercise of all outstanding Warrants, and the Company will maintain at all times all other rights and privileges sufficient to enable it to fulfill all its obligations hereunder. The Company covenants that all shares of Common Stock which shall be so issuable shall, upon issuance, be duly authorized, validly issued, fully paid and nonassessable, free from preemptive or similar rights on the part of the holders of any shares of capital stock or securities of the Company, and free from all Liens and charges with respect to the issue thereof; and without limiting the generality of the foregoing, the Company covenants that it will from time to time take all such action as may be required to assure that the par value, if any, per share of the Common Stock is at all times equal to or less than the then effective Exercise Price. The Company will take all such action as may be necessary to assure that such shares of Common Stock may be so issued without violation by the Company of any applicable law or regulation, or of any requirements of any domestic securities exchange upon which the Common Stock may be listed. Without limiting the foregoing, the Company will take all such action as may be necessary to assure that, upon exercise of any of the Warrants, an amount equal to the lesser of (a) the par value of each share of Common Stock outstanding immediately prior to such conversion, or (b) the Exercise Price, shall be credited to the Company's stated capital account for each share of Common Stock issued upon such exercise, and that the balance of the principal amount of each Warrant exercised shall be credited to the Company's capital surplus account.

       1.8. REGISTRATION AND LISTING OF COMMON STOCK. If any shares of Common Stock required to be reserved for purposes of exercise of Warrants hereunder require registration with or approval of any governmental authority under any Federal or state law (other than the Securities Act) before such shares may be issued upon exercise, the Company will, at its expense and as expeditiously as possible, use its best efforts to cause such shares to be duly registered or approved, as the case may be. Shares of Common Stock issuable upon exercise of the Warrants shall be registered by the Company under the Securities Act or similar statute then in effect. If and so long as the Common Stock is listed on any national securities exchange or quoted on the Nasdaq Stock Market, the Company will, at its expense, obtain promptly and maintain the approval for listing or quotation thereon upon official notice of issuance, of shares of Common Stock issuable upon exercise of the then outstanding Warrants and maintain the listing or quotation of such shares after their issuance; and the Company will also cause the listing on such national securities exchange or quotation on Nasdaq, will register under the Exchange Act and will maintain such listing or quotation of, any other securities that at any time are issuable upon exercise of the Warrants, if and at the time that any securities of the same class shall be listed on such national securities exchange or quoted on Nasdaq by the Company or shall require registration under the Exchange Act. The Company shall not be required to list the securities on any national securities exchange. The Holder understands that the Shares are not currently so listed.

       1.9. NO CHARGE FOR ISSUANCE. The issuance of certificates for shares of Common Stock upon exercise of Warrants shall be made without charge to the holders of the Warrants, other then payment of the exercise price.

       1.10. CLOSING OF BOOKS. The Company will at no time close its transfer books against the transfer of any Warrant or of any shares of Common Stock issued or issuable upon the exercise of any Warrant in any manner which interferes with the timely exercise of such Warrant.

       1.11. NO RIGHTS OR LIABILITIES AS SHAREHOLDERS. No Warrant shall entitle any holder thereof to any of the rights of a shareholder of the Company. No provision of this Warrant, in the absence of the actual exercise of such Warrant or any part thereof by the holder thereof into Common Stock issuable upon such exercise, shall give rise to any liability on the part of such holder as a shareholder of the Company, whether such liability shall be asserted by the Company or by creditors of the Company.

       1.12. FRACTIONAL SHARES. The Company shall not issue fractional shares of Common Stock or scrip representing fractional shares of Common Stock upon any exercise of this Warrant. As to any fractional share of Common Stock which the Holder would otherwise be entitled to purchase from the Company upon such exercise, the Company shall purchase from the Holder such fractional share at a price equal to an amount calculated by multiplying such fractional share (calculated to the nearest 1/100th of a share) by its Market Price on the date the Form of Subscription is received by the Company. Payment of such amount shall be made in cash or by check payable to the order of the Holder at the time of delivery of any certificate or certificates arising upon such exercise.

                   SECTION 2. METHOD OF EXERCISE OF WARRANTS

       2.1. The Warrants may be exercised by the surrender of this Certificate, with the Form of Subscription attached hereto duly executed by the holder, to the Company at its principal office, accompanied by payment of the Exercise Price for the number of shares of Common Stock specified. The Warrants may be exercised for less than the full number of shares of Common Stock called for hereby by surrender of this Certificate in the manner and at the place provided above, accompanied by payment for the number of shares of Common Stock being purchased. If the Warrants should be exercised in part only, the Company shall, upon surrender of this Warrant Certificate for cancellation, execute and deliver a new Warrant Certificate evidencing the right of the holder to purchase the balance of the shares purchasable hereunder. Upon receipt by the Company of this Warrant Certificate at the office of the Company, in proper form for exercise, accompanied by the full Exercise Price in cash or certified or bank cashier's check, the holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Common Stock shall not then be actually delivered to the holder.

       2.2. As soon as practicable after the exercise of these Warrants in whole or in part and, in any event, within ten (10) days thereafter, the Company at its expense will cause to be issued in the name of and delivered to the holder a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock (and any new Warrants) to which the holder shall be entitled upon such exercise. Each certificate for shares of Common Stock so delivered shall be in such denominations as may be requested by the holder and shall be registered in the name of the holder or such other name as the holder may designate.

                           SECTION 3. PAYMENT OF TAXES

       The issuance of certificates for shares of Common Stock upon exercise of the Warrants shall be made without charge to the holders of the Warrants exercised for any issuance tax in respect thereto; PROVIDED, HOWEVER, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Warrant or Warrants exercised.

              SECTION 4. MUTILATED OR MISSING WARRANT CERTIFICATES

       Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant Certificate, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification and upon surrender and cancellation of this Warrant Certificate, if mutilated, the Company will execute and deliver a new Warrant Certificate of like tenor and date.

           SECTION 5. RESTRICTIONS ON TRANSFER; REGISTRATION RIGHTS

       5.1. NOTICE OF PROPOSED TRANSFER; REGISTRATION NOT REQUIRED. The Holder of this Warrant or the holder of any shares of Common Stock issuable upon the exercise hereof (the "Warrant Shares") by acceptance hereof or thereof, agrees to give written notice to the Company, prior to any transfer of this Warrant, the Warrant Shares or any portion hereof or thereof, of its intention to make such transfer which notice shall include a brief description of such proposed transfer.

       If in the opinion of counsel to the Company or counsel to the transferor reasonably acceptable to the Company the proposed transfer may be effected without registration or qualification under any Federal or state law whereupon the Holder shall be entitled to transfer this Warrant or Warrant shares in accordance with the terms of the notice delivered to the Company and the opinion of counsel. The Company shall not be required to implement any unregistered transfer of the Warrant or Warrant Shares without such opinion of counsel.

       5.2. REQUIRED REGISTRATION AND QUALIFICATION. So long as the Warrant Shares are unsold, the Company shall include the Warrant Shares in any registration under the Securities Act filed by the Company in which the Shares may be lawfully included provided that on notice of such registration, the Holder of the Warrant or Warrant Shares shall request inclusion therein and specify the number of shares to be registered or qualified and the jurisdictions in which such registration or qualification is desired. Promptly upon receipt of any request pursuant to this Section 5.2 the Company shall promptly (a) take such steps as are reasonably necessary or appropriate to prepare for registration and qualification of shares of Common Stock and
(b) give written notice to the holders of the Warrants and shares of Common Stock issuable upon the exercise thereof of a proposed registration or qualification by the Company under the Securities Act and under the securities or blue sky laws of the requested jurisdictions and shall as expeditiously as possible, in good faith, use its best efforts to effect any such registration or qualification of:

       (i) the number of shares of Common Stock issuable upon the exercise hereof designated in such request, and

       (ii) the number of shares of Common Stock issuable upon the exercise of any other Warrants the holders of which shall have requested the Company, in writing within 30 days after the date of such notice by the Company, to have such shares of Common Stock registered or qualified;

all to the extent requisite to permit the disposition (in accordance with the intended methods thereof) by the prospective sellers of the shares of Common Stock to be registered or qualified, with notification to or approval of, any governmental authority under any Federal or state law, or any listing with any securities exchange or qualification on the Nasdaq Stock Market, which may be required to permit the sale or disposition of any shares of Common Stock issuable upon the exercise of such Warrants which the holders thereof propose to make, and the Company will keep effective and current such registration or qualification for such period as may be reasonably necessary to effect such sale or disposition, not to exceed nine (9) months after the effective date of such registration statement.

       5.3. ALLOCATION OF EXPENSES. If the Company is required by the provisions hereof to use its best efforts to effect the registration or qualification under the Securities Act or any state securities or blue sky laws of any of the shares of Common Stock issuable upon the exercise of the Warrants, the Company will pay all expenses in connection therewith, including, without limitation, (a) all expenses incident to filing with the National Association of Securities Dealers, Inc., (b) registration fees, (c) printing expenses, (d) accounting and legal fees and expenses, (e) expenses of any special audits incident to or required by any such registration or qualification, (f) premiums for insurance in such amount, if any, deemed appropriate by the managing underwriter and (g) expenses of complying with the securities or blue sky laws of any jurisdictions in connection with such registration or qualification; provided, however, the Company shall not be
(i) liable for any discounts or commissions to any underwriter.

       5.4. CROSS-INDEMNIFICATION. In connection with any registration or qualification of securities hereunder, the Company hereby indemnifies the Holder and the holders of any shares of Common Stock issuable upon the exercise hereof and each underwriter thereof, including each person, if any, who controls the Holder or such stockholder or underwriter within the meaning of Section 15 of the Securities Act, against all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) caused by any untrue, or alleged untrue, statement of a material fact contained in any registration statement, preliminary prospectus, prospectus or notification or offering circular (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or caused by any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by any untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished in writing to the Company by the Holder expressly for use therein. The Company and each officer, director and controlling person of the Company or underwriter within the meaning of Section 15 of the Securities Act are hereby indemnified by the Holder and by the holders of any shares of Common Stock issuable upon the exercise hereof against all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) caused by any untrue, or alleged untrue, statement of a material fact contained in any registration statement, preliminary prospectus or notification or offering circular (as amended or supplemented) or caused by any omission, or alleged omission, to state therein a material fact necessary to make the statements therein not misleading, but only to the extent that such alleged untrue statement or alleged omission was based upon information furnished in writing to the Company by the Holder or any such stockholder expressly for use therein.

       Promptly upon receipt by a party indemnified under this Section 5C of notice of the commencement of any action against such indemnified party in respect of which indemnity or reimbursement may be sought against any indemnifying party under this Section 5D, such indemnified party shall notify the indemnifying party in writing of the commencement of such action, but the failure so to notify the indemnifying party shall not relieve it of any liability which it may have to any indemnified party otherwise than under this Section 5D unless such failure shall materially adversely affect the defense of such action. In case notice of commencement of any such action shall be given to the indemnifying party as above provided, the indemnifying party shall be entitled to participate in and, to the extent it may wish, jointly with any other indemnifying party similarly notified, to assume the defense of such action at its own expense, with counsel chosen by it and satisfactory to such indemnified party. The indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel (other than reasonable costs of investigation) shall be paid by the indemnified party unless (a) the indemnifying party agrees to pay the same, (b) the indemnifying party fails to assume the defense of such action with counsel reasonably satisfactory to the indemnified party or (c) the named parties to any such action (including any impleaded parties) have been advised by such counsel that representation of such indemnified party and the indemnifying party by the same counsel would be inappropriate under applicable standards of professional conduct (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party). No indemnifying party shall be liable for any settlement entered into without its consent.

       5.5. SUPPLYING INFORMATION. The Company, the Holder and each holder of shares of Common Stock issuable upon the exercise hereof shall cooperate with each other in supplying such information as may be necessary for any of such parties to complete and file any information reporting forms presently or hereafter required by the Commission or any commissioner or other authority administering the blue sky or securities laws of any jurisdiction where shares of Common Stock are proposed to be sold pursuant hereto.

       5.6. COMPLIANCE WITH RULE 144. At the request of any Holder of this Warrant or holder of shares of Common Stock issuable upon the exercise hereof who proposes to sell shares of Common Stock issuable upon the exercise hereof in compliance with Rule 144 of the Commission, or any similar Rule, assuming that at such time the provisions of such Rule are applicable to such Holder or holder and, in the event the Holder or holder is or could be deemed an "affiliate" of the Company, and the Company is then required to file reports under Section 13 or 15(d) of the Exchange Act, the Company shall (a) forthwith furnish to such Holder or holder a written statement as to its compliance with the filing requirements of the Commission as set forth in such Rule and (b) make such additional filings of reports with the Commission as will enable the Holder or holder to make sales of shares of Common Stock issued upon exercise hereof pursuant to such Rule.

                              SECTION 6. REDEMPTION

                        [NOT APPLICABLE TO THIS WARRANT]

                         SECTION 7. REPORTS TO HOLDERS

       The Company shall, during the Exercise Period, furnish directly to the Holders, as soon as the same shall be sent to stockholders generally, copies of all annual or interim stockholder reports of the Company, and shall, for the same period, also furnish the Holders promptly with copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed.

                           SECTION 8. MISCELLANEOUS

       8.1. NONWAIVER. No course of dealing or any delay or failure to exercise any right hereunder on the part of the Holder shall operate as a waiver of such right or otherwise prejudice the Holder's rights, powers or remedies.

       8.2. NOTICE GENERALLY. Any notice, demand or delivery to be made pursuant to the provisions of this Warrant shall be sufficiently given or made if sent by first class mail, postage prepaid, addressed to (a) the Holder at its last known address appearing on the books of the Company maintained for such purpose or (b) the Company at its principal office referred to in the Purchase Agreement. The Holder and the Company may each designate a different address by notice to the other pursuant to this Section 8B.

       8.3. SUCCESSORS AND ASSIGNS. This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant, and shall be enforceable by any such Holder.

       8.4. AMENDMENT. This Warrant may not be modified or amended except by written agreement of the parties.

       8.5. HEADINGS. The headings of the Sections of this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

       8.6. GOVERNING LAW. Except to the extent the corporation statute of the Company's state of incorporation otherwise applies, this Agreement shall be governed by and construed and enforced under the laws of New York without reference to the principles of the conflicts of laws thereof.

       IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed, as of the day and year first above written.

                     WARRANT NO. BIOLABS 00-001 WARRANTS TO
                        PURCHASE 50,000 SHARES OF COMMON
                               STOCK, NO PAR VALUE
                             Price Per Share: $5.75
ISSUED TO:   John J. Horan               (Subject to Adjustment)
           _________________
           _________________
           _________________

BIOLABS, INC.

By: ________________________
     Name:
     Title:

     Dated: Surrey, British Columbia, Canada
            March 31, 2000


                                 FORM OF SUBSCRIPTION


                                                  DATE: _______________, 20___

WARRANT NO: BioLabs 00-001

TO: JOHN J. HORAN

       The Undersigned, the holder of the within Warrants, hereby, irrevocably elects to exercise all or part of the purchase right represented by such Warrants for, and to purchase thereunder, shares of Common Stock of BioLabs, Inc., a New York corporation (the "Company"), and herewith makes payment of $__________ to the Company, evidenced by delivery of the Holder's certified or bank check and requests that the certificate representing such shares be issued in the name of, and be delivered to Holder, at the address indicated below.


______________________________
(Name of Holder)


______________________________
(Authorized Signature)


______________________________
(Full Address for Delivery of
Certificates)


______________________________
(Telephone #)

                                   ASSIGNMENT FORM

                              WARRANT NO: BIOLABS 00-001
                       (To be executed only upon the assignment
                                of the within Warrant)
TO:    BIOLABS, INC.

       FOR VALUE RECEIVED the undersigned registered Holder of the within

Warrant hereby sells, assigns and transfers unto ____________________________

whose address is ____________________________________________________________

all of the rights of the undersigned under the within Warrant, with respect to a certain Warrant to purchase shares of Common Stock of BioLabs, Inc., a New York corporation (the "Company"), and if such shares of Common Stock shall not include all the shares of Common Stock issuable as provided in the within Warrant, then a new Warrant of like tenor for the number of shares of Common Stock of BioLabs, Inc., not being transferred hereunder shall be issued in the name of and delivered to the undersigned, and does hereby irrevocably constitute and appoint __________________________________________

_____________________________________________________________________________
as attorney in fact to register such transfer on the books of The Company maintained for the purpose, with full power of substitution in the premises. Assignment of this Warrant can only be made to an assignee who takes the Warrant for investment only and not with a view to distribution or redistribution thereof.

Dated ________________ , ______

                                       By: __________________________________
                                           (Signature of Registered Holder)

Signature Guaranteed:

By: ___________________________

NOTICE: The signature to this Assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever.

The signature to this Assignment must be guaranteed by a commercial bank or trust companying of the United States or a member firm of the New York Stock Exchange.